RECKSON ASSOCIATES REALTY CORP.
                                  EXHIBIT 32.1
           CERTIFICATION OF SCOTT H. RECHLER, CHIEF EXECUTIVE OFFICER
               AND PRESIDENT OF RECKSON ASSOCIATES REALTY CORP.,
  PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE


I, Scott H. Rechler, Chief Executive Officer and President of Reckson Associates
Realty  Corp.  (the   "Company"),   certify  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

          1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          2)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Dated: August 9, 2004

                       By             /s/ Scott H. Rechler
                         -------------------------------------------------------
                         Scott H. Rechler, Chief Executive Officer and President


A signed original of this written statement required by Section 906 has been provided to Reckson Associates Realty Corp. and will be furnished to the Securities and Exchange Commission or its staff upon request.